UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

THE TOPPS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, $0.01 par value per share

(2)	Aggregate number of securities to which transaction applies:

41,678,612 shares of Common Stock of The Topps Company, Inc. (includes 2,938,440 shares underlying options to purchase Common Stock, of which options to purchase 2,261,124 shares are in-the-money and eligible to receive consideration in the transaction, and 22,407 shares of restricted stock)

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

$385,591,102

(5)	Total fee paid:

$11,831.78

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The Tornante/MDP Transaction:

        A Good Deal For Topps Stockholders

        Updated Presentation to Investors

September 2007

The Topps Company, Inc.

Cautionary Note Regarding Forward-Looking Statements

This presentation may contain statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation
Reform Act of 1995.  These forward-looking statements are identified by their use of the terms: “expect(s),” “intend(s),” “may,” “plan(s),” “should,” “could,” “will,”
“believe(s),” “anticipate(s),” “estimate(s),” or similar terms.  The Topps Company, Inc. (“Topps” or the “Company”) or its representatives may also make similar forward-looking statements from time to time orally or in writing.  You are cautioned that these forward-looking statements are subject to a number of risks, uncertainties, or other factors that may cause (and in some cases have caused) actual results to differ materially from those described in the forward-looking statements.
These risks and uncertainties include, but are not limited to, the following:

These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement.  Topps operates in a continually changing business environment and new factors emerge from time to time.  The Company cannot predict such factors nor can its assess the impact, if any, of such factors on its financial position or its results of operations or whether or when the merger will be consummated.  Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

Many of the factors that will determine the Company’s future results or whether or when the merger will be consummated are beyond its ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, you should not rely on forward-looking statements.

Additional factors that may affect the future results of Topps are set forth in its filings with the Securities and Exchange Commission, which are available via the Internet at www.topps.com or www.sec.gov.  Neither Topps nor any of its representatives undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise the otherwise.

the risk that the merger transaction described in this presentation may not be consummated in a timely manner, if at all;

the inability to obtain the required vote for approval of the Company’s stockholders in order to consummate the merger;

the outcome of any legal proceeding instituted against Topps and/or others in connection with the proposed merger;

the failure of the conditions to the consummation of the merger to be satisfied;

the termination of the merger agreement prior to the consummation of the merger;

notwithstanding the fact that there is no financing condition to the merger, the inability of Tornante/MDP to obtain the financing required to pay the merger consideration and/or to otherwise consummate the merger and the other transactions contemplated by the merger agreement;

the businesses of Topps suffering as a result of uncertainty surrounding the merger, including, but not limited to, potential difficulties in employee retention, adverse effects on client or customer relationships and disruption of current plans or operations, or, if the merger agreement is terminated or the merger otherwise fails to occur, the uncertainties associated with any anticipated, potential or actual subsequent attempt to acquire Topps;

the diversion of Topps management’s attention from ongoing business operations;

the enactment or imposition of future regulatory or legislative actions that adversely affect Topps or any industry or jurisdiction in which it operates its businesses;

the adverse effects of other economic, business and/or competitive factors; and

other risks detailed in the Company’s current filings with the Securities and Exchange Commission, including its most recent filings on Form 10-K or Form 10-Q, which discuss these and other important risk factors concerning the Company’s operations.

Presentation to Investors (September 2007)

Important Information has been Filed with the SEC

In connection with the proposed merger agreement, Topps has filed a definitive proxy statement with the Securities and Exchange
Commission.  Investors and security holders are advised to read the definitive proxy statement, because it contains important information about the merger and the parties thereto. Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed by Topps at its website at www.topps.com or the Securities and Exchange Commission’s website at www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free from Topps by directing such request to Topps’ proxy solicitor, MacKenzie Partners, Inc. at 105 Madison Avenue, New York, New York 10016, telephone (800) 322-2885.

Topps and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger.  Information concerning the interests of these participants in the solicitation, which may be different than those of Topps stockholders generally, is set forth in Topps’ proxy statements and Annual Reports on Form 10-K that have been previously filed with the Securities and Exchange Commission and in the definitive proxy statement relating to the merger.

Presentation to Investors (September 2007)

Agenda

I.

One More Look At The Tornante/MDP Transaction

II.

Why The Board Recommends The Transaction To Topps Stockholders

III.

An Extensive And Thorough Process Led To The Transaction

IV.

Upper Deck Deceived Topps And Its Stockholders - It Is Time To Move On

V.

Don’t Gamble Your Investment With Crescendo

VI.

Why The Transaction Is Good Value To Stockholders

Presentation to Investors (September 2007)

One More Look At The Tornante/MDP Transaction

$191 million (54% of acquisition financing)

Equity Contribution

$386.3 million

Equity Value (1)

$304.2 million

Enterprise Value (2)

EV/Sales = 0.93x

EV/EBITDA = 13.1x

P/E = 27.1x

FY2007 Transaction

Multiples (3)

Buyer Group

Madison Dearborn Partners, LLC (“MDP”) –  One of the largest and most experienced private equity investment firms in the United States with more than $14 billion of equity capital under management

The Transaction is NOT a management-led buyout

$9.75 cash offer per share for outstanding common stock of Topps

Price per Share

Consortium formed by:

The Tornante Company, LLC (“Tornante”) – Privately held investment company founded in
2005 by Michael Eisner, former Chairman and CEO of The Walt Disney Company. Tornante makes investments in and incubates companies and opportunities in the media and Entertainment space

___________________________

1.

Based on 38,888,150 shares outstanding, 2,754,639 options outstanding of which 2,087,291 are in-the-money and eligible to receive consideration in the transaction and 7,502 restricted shares, as of August
15, 2007.

2.

Based on a net cash position of $81.5 million as of June 2, 2007, adjusted for $0.6 million of proceeds from exercise of stock options since the reporting of Q1 FY2008 financials.

3.

Based on FY2007 Net Sales of $326.7 million, EBITDA of $23.2 million and diluted EPS of $0.36 per share; Financials are adjusted for pre-tax exceptional items.

Terms of the Tornante/MDP Transaction (the “Transaction”)

Presentation to Investors (September 2007)

Why The Board Recommends The Transaction To Topps
Stockholders

The Board of Directors firmly believes that the Tornante/MDP merger is in the best interest of stockholders and therefore recommends to vote FOR the Tornante/MDP merger.

Crescendo is NOT a REAL alternative but a BAD GAMBLE that stockholders should reject

Fundamental lack of understanding of Topps business

Unrealistic price and margin expectations

Lack of credibility due to Ajdler’s contradictory statements and actions

Crescendo Is

A BAD
GAMBLE

Upper Deck DECEIVED you and us and it is time to move on

Topps negotiated in good faith in an effort to get to an agreement

Topps agreed to all conditions in Upper Deck’s Tender Offer

Upper Deck was NEVER prepared to pay you $10.75

Upper Deck unilaterally terminated its Tender Offer

Upper Deck
Deceived You
And Us

The transaction offers GOOD value to ALL Topps stockholders

Certainty of value in a volatile credit market

Attractive valuation multiples and premium

ONLY binding offer received as a result of an extensive and thorough process of nearly 3 years

40-day Go-Shop validated process through effective market check (107 potential bidders)

Good Value For
All Stockholders

Topps Management led a very SUCCESSFUL restructuring effort

Instrumental in receiving the attractive $9.75 price

However, significant company-specific and broader industry challenges remain

Topps
Management
Success

Presentation to Investors (September 2007)

An Extensive And Thorough Process Led To The
Transaction

The transaction is the result of an extensive and thorough process that started nearly 3 years ago.

The $9.75 offer by Tornante/MDP is the ONLY binding offer received.

2004

2005

2006

2007

Strategic Review

Confectionery
Sale Process

Sale Process

Tornante/MDP

Transaction

Upper Deck
Unsolicited Approach

February 2005

Lehman Brothers
appointed
(months prior to
Proxy I)

Begin sale of
Confectionery

September 2005

End of
Confectionery
sale process

Launch of
restructuring

August 2005

Parthenon
presents findings
to Board

March 6, 2007

Announced
transaction
with
Tornante/
MDP

May 2006

Topps receives
unsolicited
approaches

Buyer A, Buyer
B, Tornante/MDP

May 24, 2007

Unsolicited
indication of
interest

Continued
diligence
review

August 2006

Dissenting
stockholders
elected to the
Board

Jun-Nov 2006

Buyer A (Jun’06)
and  Buyer B
(Nov’06)  decline
continued interest
in Topps

Proxy I

Proxy II

Proxy III

July 2004

Parthenon
retained to
perform strategic
review

Go

Shop

April 14, 2007

End of Go-
Shop period

No superior
offers
emerged

June 25, 2007

Launched
highly
conditional
$10.75
Tender Offer

June 14, 2007

Delaware
Court
preliminary
injunction

August 6, 2007

Expiration of
HSR review
period

August 21, 2007

Upper Deck
unilaterally
withdrew
Tender Offer

Presentation to Investors (September 2007)

Upper Deck Deceived Topps And Its Stockholders — It Is
Time To Move On

Upper Deck due diligence “excuse” was a PHONY argument

Data Room: 1,000+ documents, almost 30,000 pages, access since March 2007

P&L Information: provided by division, geography, business unit, product line, product, quarter, historical and projected

Player Agreements: provided form of agreement, list of individual players

Pricing matrix: same suppliers used by Upper Deck

League/PA Agreements: provided in redacted form (ONLY excluding most sensitive data, such as royalty rate, minimum $ commitment)

ALL information given in FULL to CIBC

Upper Deck conducted limited review of Confectionery, NO questions asked (Confectionery is nearly ½
of Topps business)

Topps publicly promised to give Upper Deck ALL information PRIOR to signing

Due Diligence:

A Phony
Argument

Topps negotiated in good faith and used best efforts to reach an agreement

Topps gave Upper Deck a clear roadmap to get to an agreement on multiple occasions

Topps agreed to all conditions in Upper Deck’s Tender Offer

Topps agreed to give Upper Deck ALL information PRIOR to signing

Topps publicly filed the merger agreement it was prepared to sign

Topps acted in the best interest of its stockholders to reach an agreement

Topps
Negotiated In
Good Faith

Upper Deck was NEVER prepared to pay you $10.75

Following HSR approval, there was no excuse for Upper Deck not to complete offer immediately

All conditions were in Upper Deck control

Upper Deck unilaterally terminated its Tender Offer

Upper Deck’s conduct has been manipulative and not in the best interest of Topps stockholders

An Illusory
Offer

Presentation to Investors (September 2007)

Don’t Gamble Your Investment With Crescendo

Ajdler’s inconsistent statements and actions question Crescendo’s credibility

Recommended special dividend in lieu of buyback ($8.91-$9.08 trading price did not justify buyback)

Suggested that a $10.00 price may be so high as to dissuade potential bidders

When invited to negotiate with Tornante/MDP, preferred “carping” as a “backseat driver”

Questionable
Credibility

Crescendo’s motives are self-serving and NOT in the best interest of all of Topps’ stockholders

Stated intention to take over the Company WITHOUT paying a premium to stockholders

Crescendo should make an offer for Topps if it REALLY believed its wild claims

Topps Board is TRULY committed to maximize value for ALL stockholders - Crescendo is NOT

Self-serving
Motives

Unrealistic margin/price expectations – NO understanding of Topps’ positioning and industry economics

Expectation of profitability in line with Hershey, Wrigley, Cadbury, Tootsie Roll is meaningless

Wild $16-$18 share price claim based on aggressive and questionable assumptions

Implies forward P/E of 20.0x to 22.0x (well above comparable companies)

Assumes 120% EBITDA growth by FY2010

Buyback of 1/3 of shares at $10.00 to $10.50 per share is INFERIOR to the $9.75 cash offer for ALL
Topps shares

Implied $9.41 average value to stockholders (1)

Unrealistic
Expectations

Crescendo is NOT a REAL alternative but a BAD GAMBLE for Topps stockholders

NO turnaround plan and NO management team

Rosenfeld and Ajdler have NO relevant operational experience

Only operational suggestions taken from strategic plan of Topps’ management

Crescendo Is A
BAD GAMBLE

Crescendo is a BAD GAMBLE - Its plan is fraught with risk and its claims on value are NOT credible.

Crescendo wants control of Topps WITHOUT paying stockholders for it.

___________________________

1.

$110m share buyback at $10.00-$10.50 financed with cash and new debt, assuming 9.0x-10.0x EV/FY2008 EBITDA post buy-back.

Presentation to Investors (September 2007)

Why The Transaction Is Good Value To Stockholders

Management Led A Very Successful Restructuring But
Significant Business Risks Remain Going Forward

Management’s successful turnaround has driven top-line growth and margin expansion.

However, Topps is facing significant company-specific and broader industry challenges.

Topps’ Entertainment suffered from continued decline of U.S. Sports Cards market over last decade

Recent licenses changes designed to address negative market trends

Benefited from one-off disproportionate reallocation of market share

Uncertain future growth depending on bringing kids back

Ongoing turnaround of WizKids still largely unproven

Entertainment
Uncertainty

Topps’ Confectionery is a sub-scale player in an increasingly competitive industry

Declining Lollipop market segment

Product placement at highly competitive front-end points of sale

Environment of increasing raw material prices

Growth and profitability highly dependant on success of new products

Heavy reliance on one third-party supplier

Confectionery
Challenges

Management’s successful turnaround has driven top-line growth and margin expansion and ultimately resulted in the attractive $9.75 per share offer

Two business segments with direct P&L responsibility

Substantial reduction of corporate overheads

Confectionery - key hires, SKU rationalization, focus on product development (“fewer, bigger, better” )

Entertainment - changed U.S. Sports Trading Cards industry to stabilize market, successful high-end products, strategic initiatives to attract kids back

Management
Successful
Restructuring

Presentation to Investors (September 2007)

$0

$150

A

B

C

D

E

F

G

H

I

J

1

2

3

4

Topps Confectionery Is A Subscale Player In A Highly
Competitive Industry

-9.9%

-8.6%

-7.6%

-1.4%

-0.7%

0.8%

5.9%

14.2%

14.7%

23.5%

-20%

0%

20%

40%

U.S. Non Chocolate Confectionery Market (1)

___________________________

NOTE: Source: AC Nielsen.

1.

Change in value for key NCC segments for the period 2004 to 2006.

U.S. NCC Brands Ranking by Sales

($ millions)

Competitors’ Brands

Topps’ Brands

Non Choc. Mint

Licorice

Marshmallow

Novelty

Soft/ Chewy

Jelly Beans

Hard Candy

Lollipop

Assortment

Gummi

Sub-scale player in the $2.5bn U.S. Non
Chocolate Candy (NCC) market

Flat market drives increasing competition

Larger and stronger competitors

#17 in U.S. NCC (1.3% share)

#2 in Lollipop (21.1% share)

Focused on rapidly declining Lollipop segment

-9.9% decline in the period 2004 to 2006

Limited/no presence in growing segments

Increasing pressure for shelf-space

Pressure from larger competitors

Limited relevance of brands to channel

High exposure to Wal-Mart (and Sam’s)

Challenged economics

Need for competitive front-end placement

Increasing raw material prices

Heavy reliance on third party supplier

Presentation to Investors (September 2007)

Topps Entertainment Benefited From Topps-led Industry
Changes But The Future Remains Highly Uncertain

-25%

0%

25%

50%

'93

'94

'95

'96

'97

'98

'99

'00

'01

'02

'03

'04

'05

'06

'07

U.S. Sports Trading Cards Market

___________________________

NOTE: SCA Annual Data; Company data.

0

500

1,000

(8.1%) CAGR

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007E

($ millions)

0

50

100

# of Releases

U.S. Sports Trading Cards Sales

# of Baseball releases per year

Topps - U.S. Sports Net Sales Growth % (FY’93-FY’07)

Reduced # of licensees:

Baseball: 4 to 2

Football: 4 to 3

Basketball: 3 to 2

Steady decline of U.S. Sports Trading Cards
market in last decade

-8.1% CAGR decline 1992 to 2007

Decline driven by product proliferation and
average price increases

Many kids have left the market

Changes in licensing structure designed to
stabilize market BUT future growth is
uncertain

Reduced number of licensees and releases

Topps explosive growth due to
disproportionate reallocation of share

Future growth predicated on bringing kids
back into market

WizKids turnaround still largely unproven

Stabilize core Collectible Miniature Games

Collectible Card Games is attractive, BUT

Segment is highly competitive

Requires significant investments

Presentation to Investors (September 2007)

Financial Projections Are Underpinned By Critical
Assumptions Characterized By High Execution Risk

___________________________

NOTE: CAGR is Compounded Annual Growth rate for the period 2007-2010.

MANAGEMENT Case

ADJUSTED Case

143

148

151

179

184

199

206

154

148

145

146

144

144

147

147

63

40

15

2

151

$0

$100

$200

$300

$400

$500

FY03

FY04

FY05

FY06

FY07

FY08

FY09

FY10

Net Sales, $m

290

295

295

327

343

388

423

294

143

148

151

179

178

189

192

149

144

142

146

144

144

147

147

43

28

12

2

151

$0

$100

$200

$300

$400

$500

FY03

FY04

FY05

FY06

FY07

FY08

FY09

FY10

Net Sales, $m

290

295

295

327

332

361

383

294

Confectionery Core

Confectionery New Products

Entertainment

EBITDA ($m)

Margin %

27.4

9.5%

21.9

7.4%

21.5

7.3%

5.6

1.9%

23.2

7.1%

41.0

10.6%

51.2

12.1%

29.4

8.6%

27.4

9.5%

21.9

7.4%

21.5

7.3%

5.6

1.9%

23.2

7.1%

32.8

9.1%

38.4

10.0%

25.7

7.7%

Fixed cost leverage       Sales growth key to profitability

$28m EBITDA growth in MANAGEMENT Case

New Confectionery Products account for $20m

30% EBITDA CAGR in projected years

$15m EBITDA growth in ADJUSTED Case

New Confectionery Products account for $13m

18% EBITDA CAGR in projected years

$120m cumulative Net Sales in MANAGEMENT Case

Represent  87% of Confectionery growth (64% of
consolidated growth) in projected years

$85m cumulative Net Sales in ADJUSTED Case

Represent  95% of Confectionery growth (72% of
consolidated growth) in projected years

+9.0% Net Sales CAGR in MANAGEMENT Case

+13.6% Confectionery

+4.8% Entertainment

+5.5% Net Sales CAGR in ADJUSTED Case

+8.9% Confectionery

+2.4% Entertainment

Key

Assumptions

Profitability

New Confectionery Products

Growth

Presentation to Investors (September 2007)

Latest Business Update Highlights Shift In Business Mix

Business Update

___________________________

NOTE: FY2008 Latest Projection includes Q1 FY2008 actual results and latest management projections for the remainder of the year.

1.

Proxy and merger costs.

FY2007

FY 2008 Latest

MANAGEMENT

ADJUSTED

($ millions)

Actual

Projection

Case

Case

% Tot.

% Tot.

FY2008

% Tot.

FY2008

% Tot.

Confectionery

148.2

45.4%

144.4

42.0%

159.2

46.4%

154.4

46.5%

Y-o-y Growth %

(2.5%)

7.5%

4.2%

Entertainment

178.5

54.6%

199.0

58.0%

183.9

53.6%

177.8

53.5%

Y-o-y Growth %

11.5%

3.0%

(0.4%)

Net Sales

326.7

343.4

343.1

332.2

Y-o-y Growth %

5.1%

5.0%

1.7%

Confectionery

47.1

49.8%

44.2

43.4%

50.3

49.0%

46.8

48.5%

Margin %

31.8%

30.6%

31.6%

30.3%

Entertainment

47.5

50.2%

57.8

56.6%

52.3

51.0%

49.8

51.5%

Margin %

26.6%

29.0%

28.5%

28.0%

Contributed Margin

94.5

102.0

102.6

96.5

Margin %

28.9%

29.7%

29.9%

29.1%

Confectionery

23.5

49.7%

20.2

38.0%

25.4

47.6%

22.4

46.0%

Margin %

15.8%

14.0%

16.0%

14.5%

Entertainment

23.7

50.3%

32.8

62.0%

28.0

52.4%

26.3

54.0%

Margin %

13.3%

16.5%

15.2%

14.8%

EBITDA, Segment

47.2

53.0

53.4

48.6

Margin %

14.5%

15.4%

15.6%

14.6%

Indirect OH

(21.7)

(20.9)

(21.1)

(21.1)

Indirect Bonus

(2.2)

(2.5)

(2.8)

(1.9)

EBITDA

23.2

29.5

29.4

25.7

Margin %

7.1%

8.6%

8.6%

7.7%

D&A

(5.2)

(4.7)

(4.8)

(4.7)

EBIT

18.0

24.9

24.6

21.0

Exceptional Items

(1)

(4.7)

(5.6)

-

-

Interest Income, Net

3.3

3.5

2.7

2.7

Profit Before Tax

16.6

22.8

27.3

23.7

Income Taxes

(5.4)

(9.4)

(8.3)

(7.2)

Tax Rate %

32.3%

41.5%

30.4%

30.4%

Net Income

11.2

13.3

19.0

16.5

Substantial shift in business mix

Entertainment accounts for 58% of Net Sales and 62% of
EBITDA

Entertainment valuation multiples are lower than
Confectionery multiples

Entertainment stronger than expected

+11.5% growth vs. FY2007, in excess of
MANAGEMENT Case and ADJUSTED Case

29.0% Contribution Margin

Continued market share gains, some evidence of limited
market growth

Continued decline in Confectionery performance

Substantial underperformance vs. both MANAGEMENT
Case and ADJUSTED Case

Significant plan miss due to Vertigo and Baby Bottle Pop

Slower distribution built and initial turn rate affecting
Vertigo aggressive performance targets

Latest FY2008 Vertigo Gross Sales estimate of $6.4m
($15.4m in MANAGEMENT Case and $12.8m in
ADJUSTED Case)

Partially mitigated by modest improvement in other core
brands

Increasing uncertainty of future performance

Confectionery key for sustainable revenue/margin growth

New products account for approximately 90% of
planned growth

Required turnaround of core business

Sustainable Entertainment growth requires reversal of
systemic industry trends

Presentation to Investors (September 2007)

The Benchmarking Of Topps Shows The Value Of The
Tornante/MDP Offer

___________________________

NOTES: Source: Company filings, Bloomberg, Consensus estimates; Exchange rate as of September 7, 2007 (£/$ = 2.0252); CY2007 is calendar year ending December 31, 2007, except for Topps which financials are according to FY2008 Latest Projection (FY ending February 28, 2008).

1.

Share prices as of September 7, 2007, except for Topps, which share price is $9.75 (corresponding to the terms of the Tornante/MDP merger cash offer).

2.

Historical Compounded Annual Growth Rate (“CAGR”) for the period December 31, 2004 to December 31, 2006, except for Topps, which is for the period FY2005 (ending February 2005) to FY2007

(ending February 2007).

3.

Projected CAGR for the period December 31, 2006 to December 31, 2008, except for Topps, which is for the period FY2007 (ending February 2007) to FY2009 (ending February 2009).

Lack of comparable trading
companies for Topps as a
whole

Identified separate public
comparables for the
Confectionery and
Entertainment businesses

Comparable trading companies
are larger, more diversified
and more profitable than
Topps’ businesses

Stronger brands

Higher margins

Topps businesses should
trade at a discount

Entertainment companies
trade at valuation multiples
substantially lower than
Confectionery companies

Shift in Topps business mix
is detrimental to potential
value

ENTERTAINMENT

CONFECTIONERY

($ in millions)

Jakks

Tootsie

Cadbury

RC2

Pacific

Hasbro

Mattel

Roll

Hershey's

Wrigley

Schweppes

Scale

Topps Entertainment Net Sales

199.0

Topps Confectionery Net Sales

144.4

CY2007 Net Sales

$343.4

$493

$804

$3,631

$6,070

$498

$5,039

$5,278

$16,139

CY2007 EBITDA

$29.5

$85

$125

$630

$1,062

$96

$1,143

$1,179

$2,596

Market Cap

(1)

$386

$659

$626

$4,908

$8,498

$1,444

$10,359

$16,355

$23,942

Enterprise Value

$304

$627

$543

$4,717

$8,391

$1,392

$12,550

$17,401

$30,163

Historical 2 Year CAGR

(2)

Net Sales

5.4%

18.8%

15.4%

2.5%

5.2%

8.7%

5.8%

13.3%

11.1%

EBITDA

3.9%

17.1%

25.5%

9.1%

(0.7%)

0.2%

6.4%

11.2%

3.2%

Projected 2 Year CAGR

(3)

Net Sales

9.0%

0.4%

4.1%

5.3%

6.1%

0.7%

2.4%

10.0%

6.4%

EBITDA

32.9%

(3.9%)

4.7%

4.7%

12.3%

(0.9%)

0.7%

10.0%

5.8%

Profitablity

CY2007 EBITDA Margin %

8.6%

17.1%

15.5%

17.3%

17.5%

19.3%

22.7%

22.3%

16.1%

Valuation Multiples

EV/CY2007 EBITDA

10.3x

7.4x

4.4x

7.5x

7.9x

14.5x

11.0x

14.8x

11.6x

P/E CY2007

20.3x

14.4x

9.2x

13.4x

13.1x

23.9x

20.1x

26.2x

17.9x

ENTERTAINMENT

CONFECTIONERY

Median EV/CY2007 EBITDA

7.5x

13.0x

Median P/E CY2007

13.3x

22.0x

Presentation to Investors (September 2007)

17.0x

8.5x

12.8x

12.8x

14.8x

10.6x

22.6x

13.1x

0.0x

5.0x

10.0x

15.0x

20.0x

25.0x

N/A

N/A

($9.75 Offer)

Median

12.8x

The Transaction Offers Good Value To Topps Stockholders

CONFECTIONERY - Comparable Transactions

The $9.75 offer implies multiples that compare very favorably to comparable transactions, both for the
Confectionery business and for the Entertainment business.

___________________________

NOTE: Source: Company filings, press news; Calculation of the Median includes U.S. Companies only; EV/EBITDA multiples based on trailing EBITDA; Calculation of Median for Confectionery excludes the

Wrigley/Kraft Confectionery and the Cadbury/Adams transactions.

Entertainment - Comparable Transactions

Perfetti/

Van Melle

(Jan’01)

CSM/

Socalbe

(Apr’01)

Cadbury/

Dandy’s

(Sep’02)

Cadbury/

Adams

(Dec’02)

Wrigley/

Joyco

(Jan’04)

Tootsie/

Concord

(Aug’04)

Wrigley/

Kraft Conf.

(Nov’04)

CVC/

CSM Conf.

(Dec’04)

Perfetti/

Chupa Chups

(Jul’06)

8.5x

7.8x

3.4x

7.5x

7.2x

7.6x

7.5x

7.0x

5.0x

3.9x

10.6x

8.7x

13.1x

0.0x

5.0x

10.0x

15.0x

N/A

N/A

N/A

N/A

($9.75 Offer)

Median

7.5x

Dorel/

Safety 1st

(Apr’00)

JAKKS/

Toymax

(Feb’02)

RC2/

Learning

(Feb’03)

JAKKS/

Play Along

(Apr’04)

RC2/

First

(Jun’04)

RC2/

Mantis

(Jun’04)

Bandai/

Namco

(May’05)

Tomy/

Takara

(May’05)

Mega Bloks/

Rose Art

(Jun’05)

Vista/

Famosa

(Aug’05)

Carlyle/

Britax

(Sep’05)

JAKKS/

Creative

(Jan’06)

Philips/

Avent

(May’06)

Mustang/

Vermont

(May’05)

Mattel/

Radica

(Jul’06)

MGA/

Little Tikes

(Sep’06)

Lack of comparable
transactions for Topps as a
whole

Identified separate
comparable transactions for
the Confectionery and
Entertainment businesses

Most Confectionery
transactions involve targets
that are larger, more
diversified and with stronger
market positions than Topps

Most Entertainment
transactions involve targets
similar in size and competitive
positioning to Topps

The $9.75 offer compares very
favorably

Presentation to Investors (September 2007)

The Board Recommends To Vote FOR The $9.75 Cash
Merger

The Board of Directors firmly believes that the Tornante/MDP merger is in the best interest of stockholders and therefore recommends to vote FOR the Tornante/MDP merger.

Crescendo is NOT a REAL alternative but a BAD GAMBLE that stockholders should reject

Upper Deck DECEIVED you and us and it is time to move on

The Tornante/MDP merger offers GOOD value to ALL Topps stockholders

Topps Management led a very SUCCESSFUL restructuring effort

Presentation to Investors (September 2007)